2025 DIRECTORS’ COMPENSATION POLICY Effective Date: January 1, 2025 Page 1 of 5 Version: 2025_1 OBJECTIVE Section 1261.22 of the Rules and Regulations of the Federal Housing Finance Agency require the Board of Directors to adopt a written policy to provide for the payment of reasonable compensation to Bank Directors for the performance of their duties as members of the Board of Directors. Pursuant to that regulation, this Directors' Compensation Policy ("Policy") sets forth the activities and functions for which attendance is necessary and appropriate and may be compensated and sets forth the methodology for determining the amount of compensation to be paid. This Policy shall be reviewed annually by the Governance and Public Policy Committee. POLICY Total Compensation The compensation paid to Directors shall be in conformity with the guidelines set forth in this Policy. The Policy guidelines on Director Compensation for 2025 are $165,000 for the Chair, $,142,000 for the Vice Chair of the Board; $137,000 for the Audit Chair, $132,000 for the Enterprise Risk and Human Resources Committee Chairs; $130,210 for each other Committee Chair, and $123,000 for each of the other Directors. Compensation can exceed the guidelines set forth above based on a Director assuming additional responsibilities, such as chairing a Committee or Board meeting. The total compensation shall be paid in two parts: one-half via retainer fees and the other half in meeting attendance fees.1 Quarterly Retainer2 In order to compensate Directors for their time while serving as Directors outside of regular Standing Committee and Board meetings, Directors shall be paid a quarterly retainer. The retainer shall compensate Directors for their time preparing for meetings, attending Affordable Housing Advisory Council meetings, attending Bank System meetings, Board training sessions, and other activities outside of normal Committee and Board meetings. The amount of the quarterly retainer varies depending on the responsibilities of the Director as set forth below: Chair $20,625 Vice Chair $17,750 Audit ERMC, HR Chairs $17,125 $16,500 Other Committee Chairs $16,276 Director $15,375 1 Board and Standing Committee meeting attendance fees are adjusted in the final meeting fee payments for the year, as applicable, such that the aggregate of the meeting and retainer fees do not exceed the applicable maximum guideline amounts in this Policy. 2 Quarterly retainer fees are rounded to the nearest dollar.

2025 DIRECTORS’ COMPENSATION POLICY Effective Date: January 1, 2025 Page 2 of 5 Version: 2025_1 Board Meeting Fees3 In order to compensate Directors for their time while serving as Directors, each Director that attends a meeting of the Board of Directors (including Committee meetings and participating by telephone) shall be paid a Board Meeting Attendance Fee. The amount of the Board Meeting Attendance Fee varies depending on the role served at the meeting. The following Board Meeting Attendance Fees shall be paid to Directors in attendance at Board of Director's meetings (including telephonic Board meetings): Chairman $6,875 Vice Chairman $5,917 Audit, ERMC, HR Chairs $5,708 $5,500 Other Committee Chairs $5,425 Director $5,125 In the absence of the Chairman, the Acting Chairman, whether it be the Vice Chairman or Chairman Pro Tem, shall receive the Chairman Board Meeting Attendance Fee. Board Meeting Attendance Fees are paid per meeting day.4 Standing Committee Meeting Fees5 In order to compensate Directors for their time while serving as Directors, each Director that attends a Standing Committee meeting (including participating by telephone) shall be paid a Standing Committee Meeting Attendance Fee. The amount of the Standing Committee Meeting Attendance Fee varies among Directors in attendance at the meeting. The following Standing Committee Meeting Attendance Fees shall be paid to Directors in attendance at Standing Committee Director's meetings: Chairman $,6,875 Vice Chairman Audit $,5,917 $5,708 ERMC, HR Chairs $5,500 Other Committee Chairs $5,425 Director $5,125 Standing Committee Meeting Attendance Fees are paid per meeting day, not per Committee meeting. No Committee Attendance Fee will be paid if a Board Meeting Attendance Fee is paid 3 Board meeting attendance fees are rounded to the nearest dollar. 4 For the purpose of calculating the Board Meeting Attendance fees, fees are paid according to attendance at a regular Board Meeting (only six meetings per calendar year, two days per meeting, 12 Board Meeting days maximum). Fees are not earned for interim or additional Board Meetings that may occur from time to time. 5 The Standing Committees are Audit, Finance, Governance and Public Policy, Human Resources, Membership, Credit & Community Investment, and Operational Risk. The Enterprise Risk Management Committee and the Diversity, Equity & Inclusion Committee are committees of the full Board of Directors and are not considered Standing Committees for the purposes of this Director Compensation Policy.

2025 DIRECTORS’ COMPENSATION POLICY Effective Date: January 1, 2025 Page 3 of 5 Version: 2025_1 for the same day.6 Prorated Fees A Director’s quarterly retainer fees will be prorated for the number of days in the quarter that they actually served on the Board in the event a Director leaves the Board mid-quarter. Methodology In 2023, Aon-McLagan Partners conducted a director compensation study for the FHLBanks, valid for 2024 and this data along with, in accordance with 2024 guidance from the Federal Housing Finance Agency, data on the director compensation levels in 2023 at the other FHLBanks, forms the basis for the Bank’s Directors’ Compensation Policy (including compensation levels and fee structure) for 2025. Attendance Directors must fulfill their responsibilities by regularly attending and participating, either in person or telephonically, in at least 75 percent of meetings of the Board of Directors and assigned Committees within a given calendar year. The Board of Directors reserves the right to direct the Corporate Secretary to adjust downward or eliminate the fourth quarter retainer payment to any Director who fails to meet this attendance requirement. Travel The Directors shall be reimbursed for travel, subsistence and other related expenses incurred in connection with the Directors duties under the terms and conditions of the Bank's Travel and Expense Policy; provided, however, a Director may not be paid or reimbursed for gift or entertainment expenses. Disclosure The Bank shall disclose in its annual report to the Federal Housing Finance Agency the following items: (i) the sum of the total compensation paid to its Directors in that year; (ii) the sum of the total expenses paid to its Directors in that year; (iii) the total compensation paid to each Director in that year; (iv) the total expenses paid to each Director in that year; (v) the total of all expenses incurred at group functions that are not reimbursed to individual Directors in that year; 6 In the event a Standing Committee Meeting is held on a day different than a regular Board Meeting day, then the attendance fees shall be paid as follows: the Standing Committee Meeting Attendance fee, one-half of the Board Meeting Attendance Fee for the first day, and one-half of the Board meeting fee for the second day. Fees are not earned for interim or additional Standing Committee meetings that may occur from time to time.

2025 DIRECTORS’ COMPENSATION POLICY Effective Date: January 1, 2025 Page 4 of 5 Version: 2025_1 (vi) the total number of Board meetings and Committee meetings held in that year; (vii) the total number of Board and Committee meetings that each Director attended in that year; and (viii) a summary of this Policy. APPROVAL DATE: March 18, 2025 POLICY OWNER: General Counsel and Corporate Secretary REVIEWING MANAGEMENT COMMITTEE: N/A APPROVAL FREQUENCY: Annually APPLICABILITY: Bank-wide APPROVING BOARD COMMITTEE: Governance & Public Policy Committee POLICY ADMINISTRATION Approval of Exceptions. All exceptions under this Policy must be approved by the General Counsel and Corporate Secretary or the President and must be reported to the Approving Committee listed above. Policy Interpretations. The General Counsel and Corporate Secretary may make interpretations of this Policy. All interpretations shall be summarized in a memo and maintained along with the Policy. COMPLIANCE MONITORING The General Counsel and Corporate Secretary will be responsible for monitoring the compliance with this Policy. APPLICABLE LAWS AND REGULATIONS 12 USC § 1427 12 CFR § 1261.22 RELATED POLICIES; BANK-WIDE PROCEDURES Code of Conduct Policy Governance Standards DEFINED TERMS None POLICY HISTORY LOG Date Change Notes March 18, 2025 Annual approval, effective January 1, 2025

2025 DIRECTORS’ COMPENSATION POLICY Effective Date: January 1, 2025 Page 5 of 5 Version: 2025_1 December 14, 2023 Annual approval, effective January 1, 2024 October 20, 2022 Annual approval, effective January 1, 2023 July 1, 2022 Update General Counsel’s title October 22, 2021 Annual approval, effective January 1, 2022 October 21, 2020 Annual approval, effective January 1, 2021 August 23, 2019 Annual approval, effective January 1, 2020 Updated to reflect 2019 McLagan Report. October 25, 2018 Annual approval, effective January 1, 2019 Updated to reach midpoint as reflected in 2017 McLagan Report. October 27, 2017 Annual approval, effective January 1, 2018 Updated to reflect 2017 McLagan Report. October 21, 2016 Annual approval, effective January 1, 2017 Updated to reflect 2015 McLagan Report. October 23, 2015 Annual approval, effective January 1, 2016 Updated to reflect 2015 McLagan Report. Submitted to FHFA 11-5- 2015 October 24, 2014 Annual approval February 21, 2014 Updated and approved Per request from FHFA December 18, 2013 Annual approval